Income Tax	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Income Tax
10.	Income Tax
During the year ended December 31, 2023 and 2021, the Group generated a net loss. The Group correspondingly recognized no income tax expense and no equivalent current tax liability for the year ended December 31, 2023 and 2021, respectively.
During the year ended December 31, 2022, the Group generated a net income due to the recognition of revenue in connection with the license component of the BMS IMA401 Collaboration agreement. This one-time revenue is not accounted for under German GAAP and consequently under German tax accounting. Instead, the Group recognizes revenue for the BMS agreement over the period of the clinical trial service under German GAAP.
The deferred tax liability arising from the temporary difference related to delayed revenue recognition under German tax accounting is offset by deferred tax assets on tax losses carried forward that were previously not capitalized due to the Group’s expectation of generating taxable losses in the foreseeable future.
The Group’s German operations were subject to a statutory tax rate of 30.4% during 2023 and 2022 and of 29.1%
during 2021. The Group’s US operations were subject to a corporate income tax rate of
21% for the year ended December 31, 2023, 2022 and 2021.
For Immatics GmbH, the Group recognized an income tax expense and an equivalent current tax liability in the amount of €4.5 million for the year ended December 31, 2022. The income tax expense is calculated based on taxable income of Immatics GmbH for the year ended December 31, 2022.

Since no deferred tax assets have been recognized as of December 31, 2021, the Group took into account the tax losses carried forward that can be used to offset the taxable income generated in 2022. In accordance with §10d para 2 EStG (German income tax code), 60% of an income of a given year can be offset with tax losses carried forward. Accordingly, 40% of the income before tax of Immatics GmbH is subject to income tax. As the profit generated in 2022 is considered a one-time profit, no deferred tax assets exceeding the deferred tax liability on temporary differences have been recognized in respect of tax losses carried forward. The current assessment regarding the usability of deferred tax assets may change, depending on the Group’s taxable income in future years, which could result in the recognition of deferred tax assets.
The Group continued to generate losses for all entities within the Group during the year ended December 31, 2023 as well as for all entities apart from Immatics GmbH during the year ended December 31, 2022. Due to changes in ownership in prior periods, there are certain limitations on tax losses carried forward for net operating losses incurred by Immatics US, Inc., under Section 382 of the U.S. Internal Revenue Code. A reconciliation between taxes on income reflected on the Consolidated Statement of Profit/(Loss) and the expected income tax benefit, based on the Group’s German statutory tax rate, for the years ended December 31, 2023, 2022 and 2021 is as follows:

	Year ended December 31,
	2023	2022	2021
	(Euros in thousands)
Profit/(loss) before taxes	(96,994)	42,036	(93,335)
Expected taxes	29,475	(12,774)	27,160
Effects
Difference in tax rates	(4,670)	(4,868)	(3,274)
Non-deductible tax expenses	—	—	(52)
Permanent Differences	(6,304)	(1,123)	(10,881)
Utilization of previously unrecorded tax losses carried forward	—	7,067	—
Non-recognition of deferred taxes on tax losses and temporary differences	(18,501)	7,176	(12,953)

Taxes on income	—	(4,522)	—

For the year ended December 31, 2023 and 2022, permanent differences relate to share-based compensation expenses, to transaction costs directly attributable and incremental to capital raises and to the change in fair value of the financial liabilities for the warrants.
For the year ended December 31, 2021, permanent differences relate to share-based compensation expenses and to the change in fair value of the financial liabilities for the warrants.

Deferred tax assets and deferred tax liabilities consist of the following:

	As of
	December 31, 2023		December 31, 2022
	(Euros in thousands)
	Deferred tax assets	Deferred tax liabilities	Deferred tax assets	Deferred tax liabilities
Intangible assets	20,697	—	10,328	—
Right-of-use assets	—	(3,392)	—	(3,239)
Deferred revenue	—	(18,216)	—	(23,133)
Other assets	1,296	(160)	1,964	(947)
Lease liabilities	3,856	—	3,560	—
Deferred expenses	—	—	—	—
Recognition of tax losses carried forward	—	—	11,467	—
Total	25,849	(21,768)	27,319	(27,319)
Netting	(21,768)	21,768	(27,319)	27,319
Non-recognition of deferred tax assets on temporary differences	(4,081)	—	—	—

Net deferred tax assets/liabilities	—	—	—	—

For the years ended December 31, 2023, and 2022, the Group had accumulated tax losses of €361.3 million and €357.2 million, respectively, that may be offset against future taxable profits of the Group, subject to certain limitations. For €361.3 million and €319.4 million of the accumulated tax losses, no deferred tax asset has been recognised in the financial statements. For the year ended December 31, 2023, €26 million of total tax losses is subject to a 20-year carry forward period. All other tax losses have an indefinite carry forward period.
The limitation on tax loss carry forwards in Immatics US Inc. is 80.00% of each subsequent year’s net income, starting with losses generated after January 1, 2018. These have an indefinite carry forward period, but no carry back option. Any losses generated prior to January 1, 2018 still can be utilized at 100.00% and are subject to a twenty-year carry forward expiration period. Due to changes in ownership in prior periods, there are certain limitations on tax losses carried forward for net operating losses incurred by Immatics US, Inc., under Section 382 of the U.S. Internal Revenue Code.